Exhibit 99.1
EXECUTION COPY
     AMENDMENT dated as of June 30, 2011 (this “Amendment”), to the Collateral Agreement dated as of November 7, 2008, as amended and restated as of December 18, 2009 (as amended, supplemented or otherwise modified through the date hereof, the “Collateral Agreement”), among AMERICAN AXLE & MANUFACTURING, INC. (the “Borrower”), AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. (the “Parent”) AND ITS SUBSIDIARIES and JPMORGAN CHASE BANK, N.A. (the “Collateral Agent”).
W I T N E S S E T H :
          WHEREAS, in connection with the amendment and restatement of the Revolving Credit Agreement (as defined in the Collateral Agreement), the parties hereto desire to amend the Collateral Agreement as set forth herein;
          NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement or the Revolving Credit Agreement, as applicable.
          SECTION 2. Amendments. (a) Section 1.02 of the Collateral Agreement is hereby amended by adding the following definitions in alphabetical order:
     “Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees, credit or debit card, electronic funds transfer and interstate depository network services and other cash management arrangements) provided to the Parent, the Borrower or any Subsidiaries.
     “Secured Cash Management Obligations” means the due and punctual payment and performance of obligations (not exceeding $20,000,000 in the aggregate principal amount) of the Parent, the Borrower and each Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) under each agreement for the provision of Cash Management Services that (a) is designated by the Borrower in writing to the Collateral Agent from time to time as constituting Secured Cash Management Obligations and (b) (i) is in effect on the Restatement Effective Date with a Person that is a Revolving Lender or an Affiliate of a Revolving Lender as of such date or (ii) is entered into after the Restatement Effective Date with a Person

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that is a Revolving Lender or an Affiliate of a Revolving Lender at the time such agreement is entered into.
     “Secured Hedge Obligations” means the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Restatement Effective Date with a counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender as of such date or (ii) is entered into after the Restatement Effective Date with any counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender at the time such Swap Agreement is entered into.
          (b) Section 1.02 of the Collateral Agreement is hereby further amended by amending each of the following definitions in its entirety to read as follows:
     “Secured Swap Obligations” means (a) Secured Hedge Obligations and (b) Secured Cash Management Obligations.
     “Secured Swap Parties” means (a) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Secured Hedge Obligations at the time and (b) each provider of Cash Management Services the obligations under which constitute Secured Cash Management Obligations at the time such provider provides such Cash Management Services.
          (c) Section 3.07(a) of the Collateral Agreement is hereby amended by adding the words “, Securities Account with Reserve Short-Term Investment Trust” immediately after the words “Securities Account with Comerica Securities”.
          (d) Schedule II, Schedule III and Exhibit I are hereby amended and restated in their entirety in the forms attached Schedule II, Schedule III and Exhibit I, respectively.
          SECTION 3. Collateral Agreement. Except as specifically waived or amended hereby, the Collateral Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date of execution and delivery hereof, any reference to the Collateral Agreement shall mean the Collateral Agreement as amended or modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument. Delivery of an executed

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signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Headings. The Section Headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
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          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

AAM INTERNATIONAL HOLDINGS, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

COLFOR MANUFACTURING, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

DIETRONIK, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

MSP INDUSTRIES CORPORATION,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

OXFORD FORGE, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

ACCUGEAR, INC.,
by	/s/ SHANNON J. CURRY
	Name:	Shannon J. Curry
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Collateral Agent,
by	/s/ RICHARD W. DUKER
	Name:	Richard W. Duker
	Title:	Managing Director